UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 4, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                 1-13408                   56-1362926
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 7.01.  Regulation FD Disclosure

On October 4, 2005, the Company announced in a press release that an order for its new intelligent transportation system and transit security-related product, Digital Recorders(R) VacTell(TM) Video Actionable Intelligence, has been received from the City of Amarillo, Texas.

The contract, valued at more than $200,000, will outfit transit bus vehicles with the Company's latest transit security product integrated with the Digital Recorders(R) global positioning satellite-based automatic vehicle location system designed to help ensure passenger safety and security on public transit vehicles. Delivery and installation are expected to be completed in the fourth quarter 2005.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

This order does not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.


ITEM 9.01.  Financial Statements and Exhibits

(a)  Exhibits.
     99.1   Press release dated October 4, 2005.



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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DIGITAL RECORDERS, INC.

Date: October 4, 2005                 By:  /s/ DAVID N. PILOTTE
                                          --------------------------------------
                                           David N. Pilotte
                                           Chief Financial Officer





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INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
------          -----------

99.1            Press release dated October 4, 2005.